MANAGED PORTFOLIO SERIES
(the “Trust”)

Jackson Square All-Cap Growth Fund
(the “Fund”)

Supplement dated January 7, 2019 to the
Summary Prospectus for the Fund dated February 28, 2018

Effective December 31, 2018, Greg Heywood is no longer serving as a Portfolio Manager of the Fund.  All references to Mr. Heywood are hereby deleted from the Summary Prospectus.

Additionally, effective January 7, 2019, Jackson Square Partners has appointed William Montana, Gregory Chory and Brian Tolles to serve as Portfolio Managers of the Fund.

The Portfolio Managers disclosure found on page 5 of the Summary Prospectus is hereby deleted and replaced with the following:

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and, except where indicated, have managed the Fund since its inception:

Portfolio Managers	Title with Jackson Square
Jeffrey S. Van Harte, CFA	Chairman, Chief Investment Officer
Christopher J. Bonavico, CFA	Portfolio Manager, Research Analyst
Kenneth F. Broad, CFA	Portfolio Manager, Research Analyst
Christopher M. Ericksen, CFA	Portfolio Manager, Research Analyst
Ian D. Ferry	Portfolio Manager, Research Analyst
Patrick G. Fortier, CFA	Portfolio Manager, Research Analyst
Daniel J. Prislin, CFA	Portfolio Manager, Research Analyst
William Montana(1)	Portfolio Manager, Research Analyst
Gregory Chory(1)	Portfolio Manager, Research Analyst
Brian Tolles(1)	Portfolio Manager, Research Analyst
(1) Messrs. Montana, Chory and Tolles have managed the Fund since January 2019.

This supplement should be retained with your Summary Prospectus for future reference.